UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2005

                               CHINA FINANCE, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


           UTAH                         333-46114                87-0650976
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)

111 PAVONIA AVENUE, SUITE 615, JERSEY CITY, NEW JERSEY             07310
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      (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (201) 216-0880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      China Finance, Inc. hereby files this amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on December 29, 2004 to include the letter of Weinberg & Company, P.A., China Finance, Inc.'s former principal independent accountants, as Exhibit 16.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      Exhibit No.          Description
      -----------          -----------

          16.1             Letter of Weinberg & Company, P.A.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHINA FINANCE, INC.


                                    By: /s/ Charles Wang
                                       -----------------------------------------
                                       Charles Wang
                                       Chief Financial Officer and Secretary

Dated: January 5, 2004


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

                                  EXHIBIT INDEX

       Exhibit No.         Description
       -----------         -----------

          16.1             Letter of Weinberg & Company, P.A.


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